DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Delaware VIP Limited-Term Diversified Income Series
(the “Series”)

Supplement to the Series’ Statutory Prospectuses and
Statement of Additional Information each dated April 30, 2014

On Nov. 19, 2014, the Board of Trustees of Delaware VIP Trust voted to eliminate the minimum credit quality restrictions related to structured product securities. These changes will be effective sixty (60) days after the date of this Supplement (the “Effective Date”).

The following information replaces the section entitled, “How we manage the Series – The securities in which the Series typically invests – Asset-backed securities” in the each of the Series’ statutory prospectuses:

Asset-backed securities

Asset-backed securities are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Series uses them: The fixed income securities in which the Series may invest include asset-backed securities.

The following information replaces the first paragraph in section entitled, “Investment Strategies and Risks – Asset-Backed Securities” in the Series’ statement of additional information:

Delaware VIP Limited-Term Diversified Income Series and Delaware VIP Diversified Income Series may invest in securities which are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases (i.e., receivables on loans to car dealers for cars used in their showrooms), or other loans or financial receivables currently available or which may be developed in the future.

The following information replaces the fifth paragraph in the section entitled, “Investment Strategies and Risks – Mortgage-Backed Securities” in the Series’ statement of additional information:

Delaware VIP Limited-Term Diversified Income Series and Delaware VIP Diversified Income Series each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 4, 2015.